                                                                     Exhibit 4.3



================================================================================


                       Louisiana-Pacific Acquisition Inc.

                                     Issuer

                          Louisiana-Pacific Corporation

                                    Guarantor

                                       and


                         Laurentian Trust of Canada Inc.
                                   as Trustee


                             -----------------------


                                    Indenture


                         DATED AS OF SEPTEMBER 14, 1999


                             -----------------------


                             SENIOR INSTALLMENT NOTES


================================================================================

                                Table of Contents
                                -----------------

                                                                                                                PAGE

Recitals of the Company and the Guarantor..........................................................................1
         Form of Face of Security..................................................................................1
         Form of Reverse of Security...............................................................................4
         Trustee's Certificate of Authentication...................................................................7

Article I.  Definitions............................................................................................8
         Section 1.01.     Certain Terms Defined...................................................................8
                  Act..............................................................................................8
                  Affiliate........................................................................................8
                  Authenticating Agent.............................................................................8
                  Board of Directors...............................................................................8
                  Board Resolution.................................................................................8
                  Business Day.....................................................................................8
                  Canadian LIBOR Rate..............................................................................9
                  Common Shares....................................................................................9
                  Company..........................................................................................9
                  Company Request or Company Order.................................................................9
                  Corporate Trust Office...........................................................................9
                  Covenant Defeasance..............................................................................9
                  Default..........................................................................................9
                  Defaulted Interest..............................................................................10
                  Defeasance......................................................................................10
                  Event of Default................................................................................10
                  Guarantee.......................................................................................10
                  Guarantor.......................................................................................10
                  Holder..........................................................................................10
                  Indenture.......................................................................................10
                  Interest .......................................................................................10
                  Interest Payment Date...........................................................................10
                  Interest Period.................................................................................11
                  Margin..........................................................................................11
                  Material Adverse Effect.........................................................................11
                  Maturity........................................................................................11
                  Maturity Date...................................................................................11
                  Notice of Default...............................................................................12
                  Officer's Certificate...........................................................................12
                  Opinion of Counsel..............................................................................12
                  Outstanding.....................................................................................12
                  Person..........................................................................................13
                  Predecessor Security............................................................................13
                  Principal Installment...........................................................................13





                                                                                                                PAGE

                  Regular Record Date.............................................................................13
                  Responsible Officer.............................................................................13
                  Securities......................................................................................13
                  Security Register and Security Registrar........................................................13
                  Special Record Date.............................................................................14
                  Stated Maturity.................................................................................14
                  Subsidiary......................................................................................14
                  Trustee  .......................................................................................14
                  Vice President..................................................................................14

Article II.  The Securities.......................................................................................15
         Section 2.01.     Designation of Securities; Principal Amount; Maturity..................................15
         Section 2.02.     Form of Securities and Trustee's Certificate of Authentication.........................15
         Section 2.03.     Date and Denominations.................................................................16
         Section 2.04.     Execution, Authentication and Delivery of Securities...................................16
         Section 2.05.     Registration of Transfer and Exchange..................................................17
         Section 2.06.     Temporary Securities...................................................................17
         Section 2.07.     Mutilated, Destroyed, Lost, and Stolen Securities......................................18
         Section 2.08.     Cancellation of Surrendered Securities.................................................19
         Section 2.09.     Payment of Interest; Interest Rights Preserved.........................................19
         Section 2.10.     Persons Deemed Owners..................................................................20
         Section 2.11.     Computation of Interest................................................................21

Article III.  Defeasance and Covenant Defeasance..................................................................21
         Section 3.01.     Defeasance and Discharge...............................................................21
         Section 3.02.     Covenant Defeasance....................................................................21
         Section 3.03.     Conditions to Defeasance or Covenant Defeasance........................................22
         Section 3.04.     Deposited Money to be Held in Trust; Other Miscellaneous
                           Provisions.............................................................................22
         Section 3.05.     Reinstatement..........................................................................23

Article IV.  Particular Covenants of the Company..................................................................23
         Section 4.01.     Payment of Principal and Interest on Securities........................................23
         Section 4.02.     Maintenance of Office or Agency........................................................23
         Section 4.03.     Money for Securities Payments to be Held in Trust......................................24
         Section 4.04.     Payment of Taxes and Other Claims......................................................25
         Section 4.05.     Maintenance of Properties..............................................................25
         Section 4.06.     Existence..............................................................................25
         Section 4.07.     Compliance with Laws...................................................................25
         Section 4.08.     Statement by Officers as to Default....................................................26
         Section 4.09.     Waiver of Certain Covenants............................................................26

Article V.  Securities Holders' Lists And Reports By
         The Company And The Trustee..............................................................................26


                                      (ii)



                                                                                                                PAGE

         Section 5.01.     Company to Furnish Trustee Names and Addresses of Holders..............................26
         Section 5.02.     Preservation of Information............................................................26

Article VI.  Default..............................................................................................27
         Section 6.01.     Event of Default.......................................................................27
         Section 6.02.     Covenant of Company to Pay to Trustee Whole Amount Due on
                           Securities on Default in Payment of Interest or Principal; Suits for
                           Enforcement by Trustee.................................................................29
         Section 6.03.     Application of Money Collected by Trustee..............................................30
         Section 6.04.     Limitation on Suits by Holders of Securities...........................................30
         Section 6.05.     Rights and Remedies Cumulative; Delay or Omission in Exercise
                           of Rights not a Waiver of Event of Default.............................................31
         Section 6.06.     Rights of Holders of Majority in Principal Amount of Outstanding
                           Securities to Direct Trustee...........................................................31
         Section 6.07.     Requirement of an Undertaking to Pay Costs in Certain Suits
                           Under the Indenture or Against the Trustee.............................................31
         Section 6.08.     Notice of Defaults.....................................................................32
         Section 6.09.     Unconditional Right of Holders to Receive Principal and Interest.......................32
         Section 6.10.     Restoration of Rights and Remedies.....................................................32
         Section 6.11.     Trustee May File Proofs of Claims......................................................32

Article VII.  Concerning the Trustee..............................................................................33
         Section 7.01.     Certain Duties and Responsibilities....................................................33
         Section 7.02.     Certain Rights of Trustee..............................................................33
         Section 7.03.     Not Responsible for Recitals or Issuance of Securities.................................34
         Section 7.04.     May Hold Securities....................................................................34
         Section 7.05.     Money Held in Trust....................................................................34
         Section 7.06.     Compensation and Reimbursement.........................................................34
         Section 7.07.     Disqualification; Conflicting Interests................................................35
         Section 7.08.     Corporate Trustee Required Eligibility.................................................35
         Section 7.09.     Resignation and Removal; Appointment of Successor......................................35
         Section 7.10.     Acceptance of Appointment by Successor.................................................36
         Section 7.11.     Merger, Conversion, Consolidation, or Succession to Business...........................37
         Section 7.12.     Appointment of Authenticating Agent....................................................37
         Section 7.13.     Trustee's Application for Instruction from the Company.................................39

Article VIII. Supplemental Indentures And Certain Actions.........................................................39
         Section 8.01.     Purposes for Which Supplemental Indentures May Be Entered Into
                           Without Consent of Holders.............................................................39
         Section 8.02.     Modification of Indenture With Consent of Holders of at Least a
                           Majority in Principal Amount of Outstanding Securities.................................40
         Section 8.03.     Execution of Supplemental Indentures...................................................41
         Section 8.04.     Effect of Supplemental Indentures......................................................41
         Section 8.05.     Reference in Securities to Supplemental Indentures.....................................41


                                      (iii)



                                                                                                                PAGE


Article IX.  Consolidation, Merger, Sale, or Transfer.............................................................41
         Section 9.01.     Consolidations and Mergers of Company and Sales Permitted Only
                           on Certain Terms.......................................................................41

Article X.  Satisfaction and Discharge of Indenture...............................................................42
         Section 10.01.    Satisfaction and Discharge of Indenture................................................42
         Section 10.02.    Application of Trust Money.............................................................42

Article XI.  Guarantee............................................................................................43
         Section 11.01.    Guarantee..............................................................................43
         Section 11.02.    Execution and Delivery of Guarantee....................................................43
         Section 11.03.    Consolidations and Mergers of Guarantor and Sales Permitted
                           Only on Certain Terms..................................................................44

Article XII.  Miscellaneous Provisions............................................................................44
         Section 12.01.    Successors and Assigns of Company Bound by Indenture...................................44
         Section 12.02.    Service of Required Notice to Trustee and Company......................................44
         Section 12.03.    Service of Required Notice to Holders; Waiver..........................................45
         Section 12.04.    Indenture and Securities to be Construed in Accordance with the
                           Laws of the State of New York..........................................................45
         Section 12.05.    Compliance Certificates and Opinions...................................................45
         Section 12.06.    Form of Documents Delivered to Trustee.................................................46
         Section 12.07.    Payments Due on Non-Business Days......................................................46
         Section 12.08.    Invalidity of Particular Provisions....................................................46
         Section 12.09.    Indenture May be Executed In Counterparts..............................................46
         Section 12.10.    Acts of Holders; Record Dates..........................................................46
         Section 12.11.    Effect of Headings and Table of Contents...............................................48
         Section 12.12.    Benefits of Indenture..................................................................49
         Section 12.13.    Language...............................................................................49



                                      (iv)

                  INDENTURE, dated as of September 14, 1999, among Louisiana-Pacific Acquisition Inc. a corporation duly incorporated under Part 1A of the COMPANIES ACT (Quebec) (the "Company"), Louisiana-Pacific Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor") and Laurentian Trust of Canada Inc., a trust Company duly organized and existing under the laws of Quebec (herein called the "Trustee").


                    RECITALS OF THE COMPANY AND THE GUARANTOR

         A. The Company and the Guarantor have duly authorized the execution and delivery of this Indenture to provide for the issuance of the Company's installment notes, to be issued in accordance with the terms of this Indenture.

         B. The Company and the Trustee have agreed that the Company shall issue and deliver, and the Trustee shall authenticate, notes denominated "Senior Installment Notes" (the "Securities") pursuant to the terms of this Indenture and substantially in the form set forth below, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                           [FORM OF FACE OF SECURITY]

                       LOUISIANA-PACIFIC ACQUISITION INC.

                            Senior Installment Notes

No. __________                                                C$_______________

                  Louisiana-Pacific Acquisition Inc., a corporation duly incorporated under Part 1A of the COMPANIES ACT (Quebec) (hereinafter called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________________, or registered assigns, the principal sum of C$_____________________________________, and to pay interest on the currently outstanding principal amount from ________________ or, if later, from the most recent Interest Payment Date to which interest on the debt evidenced hereby has been paid or duly provided for, on September 30, December 31, March 31, and June 30 in each year, commencing December 31, 1999, at a rate per annum determined by the Company to be equal to the Canadian LIBOR Rate plus the Margin (as such terms are defined on the reverse side hereof), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which will be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the

Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of the Securities not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         The principal will be paid in equal installments (each such payment, a "Principal Installment") on [____________, 2000, ____________, 2001,
____________, 2002 and ____________, 2003] (each such date, a "Maturity Date").
To receive payment of a Principal Installment, the Holder of this Security must surrender the same at the office or agency of the Company referred to below, whereupon the Company will execute, and the Trustee will authenticate and deliver to such Holder, without charge, a new Security or Securities of like tenor, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpaid principal of this Security. From and after the applicable Maturity Date, no interest will accrue on the Principal Installment due on such Maturity Date. Payment of each Principal Installment of this Security will be made on the applicable Maturity Date or, if later, promptly after this Security is surrendered for such purpose as described above.

         Payment of the Principal Installments and interest on this Security will be made at the office or agency of the Company maintained for the purpose in Montreal, Quebec, in such coin or currency of Canada as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of any Principal Installment or interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE HEREOF. SUCH PROVISIONS WILL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Security will not be valid or become obligatory for any purpose until the certificate of authentication on this Security has been signed manually by the Trustee under the Indenture referred to on the reverse side hereof.

                  In Witness Whereof, this instrument has been duly executed in accordance with the Indenture.

                                         Louisiana-Pacific Acquisition Inc.


Dated:                                        By:
       ---------------------                      -----------------------------
                                                  Name:
                                                        -----------------------
                                                  Title:
                                                        -----------------------

Attest:


By:
     ----------------------------------
     Name:
           ----------------------------
     Title:
           ----------------------------

                          [Form of Reverse of Security]

                       Louisiana-Pacific Acquisition Inc.


                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued under an Indenture, dated as of September 14, 1999 (herein called the "Indenture"), among the Company, the Guarantor and Laurentian Trust of Canada Inc., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Guarantor, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security or (b) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities to be effected at any time by the Company, the Guarantor, and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security will be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security will not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute such proceeding for 60 calendar days after receipt of such notice, request, and offer of indemnity. The foregoing will apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons. Prior to the first Maturity Date, the Securities will be issuable only in denominations of C$1,000 and integral multiples thereof. From and after the first, second and third Maturity Dates, the Securities will be issuable only in denominations of C$750, C$500 and C$250, respectively, and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of the Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and none of the Company, the Guarantor, the Trustee, or any such agent will be affected by notice to the contrary.

                  All terms used in this Security that are defined in the Indenture will have the respective meanings assigned to them in the Indenture. The term "Canadian LIBOR Rate" means, in respect of each Interest Period, the London Interbank market rate of interest for deposits in Canadian dollars in amounts comparable to that of the aggregate principal amount of the Securities for a 90-day period which appears on Telerate Page 3740 of the Dow Jones Telerate Service (or such other page as may be designated as a replacement page for such deposits) as of 11:00 a.m. (London time) two business days in London before the first day of such Interest Period; provided that if such rate is not available as of such time, then the rate for such Interest Period shall mean a rate determined by the Company, acting reasonably, that most closely approximates such rate. The term "Margin" means, in respect of each Interest Period, a rate per annum equal to the rate set forth below opposite the applicable rating assigned to the Guarantor's long-term debt by Moody's Investors Services Inc. or Standard & Poor's Corporation as in effect two Business Days before the first day of such Interest Period; provided that (i) if ratings assigned by both Moody's Investors Services Inc. and Standard & Poor's Corporation are in effect on the relevant date and would result in two different Margins, the lower of such Margins shall be used, (ii) the Margin shall in no event be less than 0.25% or greater than 1.25%, and (iii) if no rating assigned by Moody's Investors Services Inc. or Standard & Poor's Corporation is in effect on the relevant date, the Margin shall be 0.75%.


                MOODY'S                  S & P             MARGIN
        ----------------------  ---------------------- --------------
                   A2                      A               0.25%
                   A3                      A-              0.50%
                 Baa1                    BBB+              0.75%
                 Baa2                    BBB               1.00%
                 Baa3                    BBB-              1.25%




                                    GUARANTEE

                    Louisiana-Pacific Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor," which term includes any successor or additional Guarantor under the Indenture) has unconditionally guaranteed, to the extent permitted by law, that
(a) the principal of and interest on this Security will be promptly paid in full when due, whether at maturity, by acceleration, or otherwise, and interest on the overdue principal of and interest on this Security, if any, will be promptly paid in full in accordance with the terms hereof and as set forth in the Indenture; and (b) in case of any extension of time of payment or renewal of this Security, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, or otherwise.

                    No stockholder, officer, director, employee, or incorporator, past, present or future, of the Guarantor, as such, shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, officer, director, employee, or incorporator.

                    This Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Holder and the Trustee and, in the event of any transfer or assignment of rights by the Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                    This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on this Security has been signed manually by the Trustee under the Indenture.

                                     Louisiana-Pacific Corporation


                                     By:
                                        --------------------------------
                                        Name:
                                               -------------------------
                                        Title:
                                               -------------------------



                  C. The Trustee's certificate of authentication will be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities referred to in the within-mentioned Indenture.


                                     Laurentian Trust of Canada Inc., as Trustee



Dated:                               By:
                                        --------------------------------
                                        Authorized Signatory


                    D. All acts and things necessary to make the Securities and the Guarantee, when the Securities have been executed by the Company, the notation of the Guarantee on the Securities has been endorsed by the Guarantor, and the Securities have been authenticated by the Trustee and delivered as provided in this Indenture, the valid, binding, and legal obligations of the Company and the Guarantor, respectively, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution and delivery by the Company and the Guarantor of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized; and the Company and the Guarantor, in the exercise of legal right and power in them vested, are executing and delivering this Indenture.

                    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                    In order to declare the terms and conditions upon which the Securities are authenticated, issued, and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

                             ARTICLE I. DEFINITIONS

SECTION 1.01.       CERTAIN TERMS DEFINED

                    (a) The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context of this Indenture otherwise requires) for all purposes of this Indenture have the respective meanings specified in this Section 1.01.

ACT:

                    The term "Act," when used with respect to any Holder, has the meaning set forth in Section 12.10.

AFFILIATE:

                    The term "Affiliate" means, with respect to a particular Person, any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

AUTHENTICATING AGENT:

                    The term "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 7.12 to act on behalf of the Trustee to authenticate Securities.

BOARD OF DIRECTORS:

                    The term "Board of Directors" means the Board of Directors of the Company or of the Guarantor, as applicable, or a duly authorized committee of such Board.

BOARD RESOLUTION:

                    The term "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

BUSINESS DAY:

                    The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in Montreal, Quebec are authorized or required by law or executive order to close and the Federal Reserve Bank's FedWire Service is operating.

CANADIAN LIBOR RATE:

                    The term "Canadian LIBOR Rate" means, in respect of each Interest Period, the London Interbank market rate of interest for deposits in Canadian dollars in amounts comparable to that of the aggregate principal amount of the Securities for a 90-day period which appears on Telerate Page 3740 of the Dow Jones Telerate Service (or such other page as may be designated as a replacement page for such deposits) as of 11:00 a.m. (London time) two business days in London before the first day of such Interest Period; provided that if such rate is not available as of such time, then the rate for such Interest Period shall mean a rate determined by the Company, acting reasonably, that most closely approximates such rate.

COMMON SHARES:

                    The term "Common Shares" means the common shares of the Company.

COMPANY:

                    The term "Company" means Louisiana-Pacific Acquisition Inc., a corporation incorporated under Part 1A of the COMPANIES ACT (Quebec), until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" will mean such successor Person.

COMPANY REQUEST OR COMPANY ORDER:

                    The term "Company Request" or "Company Order" means a written request or order, respectively, signed in the name of the Company by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of the Company, and delivered to the Trustee.

CORPORATE TRUST OFFICE:

                    "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of initial execution of this Indenture is 425 de Maisonneuve West, 1st Floor, Department 772, Montreal, Quebec H3A 3G5.

COVENANT DEFEASANCE:

                    The term "Covenant Defeasance" has the meaning set forth in
Section 3.02.

DEFAULT:

                    The term "Default" means any event which, with notice or passage of time or both, would constitute an Event of Default.

DEFAULTED INTEREST:

                    The term "Defaulted Interest" has the meaning set forth in
Section 2.09.

DEFEASANCE:

                    The term "Defeasance" has the meaning set forth in Section 3.01.

EVENT OF DEFAULT:

                    The term "Event of Default" has the meaning set forth in
Section 6.01(a).

GUARANTEE:

                    The term "Guarantee" shall mean the guarantee of Guarantor pursuant to Article XI hereof. When used as a verb, "Guarantee" shall have a corresponding meaning.

GUARANTOR:

                    The term "Guarantor" means Louisiana-Pacific Corporation, a Delaware corporation, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" will mean such successor Person.

HOLDER:

                    The term "Holder" means a person in whose name a particular Security is registered in the Security Register.

INDENTURE:

                    The term "Indenture" means this Indenture, as this Indenture may be amended, supplemented, or otherwise modified from time to time.

INTEREST:

                    The term "Interest" means the amount of all interest accruing on such Security, including any default interest and any interest that would have accrued after any Event of Default but for the occurrence of such Event of Default, whether or not a claim for such interest would be otherwise allowable under applicable law.

INTEREST PAYMENT DATE:

                    The term "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

INTEREST PERIOD:

                    The term "Interest Period" means initially, the period commencing on September 9, 1999 and ending on December 31, 1999, and thereafter each calendar quarter (or shorter period in the event of repayment of the Securities); provided that interest shall accrue for the first day of each Interest Period and each day thereafter up to but (provided that interest is timely paid) excluding the last day of such Interest Period.

MARGIN:

                    The term "Margin" means in respect of each Interest Period, a rate per annum equal to the rate set forth below opposite the applicable rating assigned to the Guarantor's long-term debt by Moody's Investors Services Inc. or Standard & Poor's Corporation as in effect two Business Days before the first day of such Interest Period; provided that (i) if ratings assigned by both Moody's Investors Services Inc. and Standard & Poor's Corporation are in effect on the relevant date and would result in two different Margins, the lower of such Margins shall be used, (ii) the Margin shall in no event be less than 0.25% or greater than 1.25%, and (iii) if no rating assigned by Moody's Investors Services Inc. or Standard & Poor's Corporation is in effect on the relevant date, the Margin shall be 0.75%.


                MOODY'S                  S & P             MARGIN
        ----------------------  ---------------------- --------------
                   A2                      A               0.25%
                   A3                      A-              0.50%
                 Baa1                    BBB+              0.75%
                 Baa2                    BBB               1.00%
                 Baa3                    BBB-              1.25%

MATERIAL ADVERSE EFFECT:

                    The term "Material Adverse Effect" means a material adverse effect on the business, assets, financial condition, or results of operations of the Company (taken together with its Subsidiaries as a whole).

MATURITY:

                    The term "Maturity," when used with respect to any Security, means the date on which the principal of that Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, or otherwise.

MATURITY DATE:

                    The term "Maturity Date" has the meaning set forth in
Section 2.01.

NOTICE OF DEFAULT:

                    The term "Notice of Default" means a written notice of the kind set forth in Section 6.01(a)(iv).

OFFICER'S CERTIFICATE:

                    The term "Officer's Certificate" means a certificate executed on behalf of the Company or the Guarantor, as appropriate, by a Responsible Officer, and delivered to the Trustee.

OPINION OF COUNSEL:

                    The term "Opinion of Counsel" means an opinion in writing signed by legal counsel, who, subject to any express provisions hereof, may be an employee of or counsel for the Company, the Guarantor or any Subsidiary of the Company or the Guarantor, reasonably acceptable to the Trustee.

OUTSTANDING:

                    The term "Outstanding" means, when used with reference to Securities as of a particular time, all Securities theretofore issued by the Company and authenticated and delivered by the Trustee under this Indenture, except: (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation, (b) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company is acting as its own Paying Agent) for the Holders of such Securities, and (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned will be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

PERSON:
                    The term "Person" means any individual, partnership, corporation, limited liability company, joint stock company, business trust, trust, unincorporated association, joint venture, or other entity, or government or political subdivision or agency thereof.

PREDECESSOR SECURITY:

                    The term "Predecessor Security," when used with respect to any particular Security, means every previous Security evidencing all or a portion of the same debt as that evidenced by such Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 2.07 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Security will be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Security.

PRINCIPAL INSTALLMENT:

                    The term "Principal Installment" has the meaning set forth in Section 2.01.

REGULAR RECORD DATE:

                    The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities means the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date.

RESPONSIBLE OFFICER:

                    The term "Responsible Officer," when used (a) with respect to the Company or the Guarantor, means the Chairman or any Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of the Company or the Guarantor, as applicable, and (b) with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer corporate trust matters and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

SECURITIES:

                    The term "Securities" has the meaning set forth in the second recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

SECURITY REGISTER AND SECURITY REGISTRAR:

                    The terms "Security Register" and "Security Registrar" have the respective meanings set forth in Section 2.05.

SPECIAL RECORD DATE:

                    The term "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.09.

STATED MATURITY:

                    The term "Stated Maturity," when used with respect to any Security, means the date specified in such Security as the fixed date on which the principal of such Security or any installment of interest thereon is due and payable.

SUBSIDIARY:

                    The term "Subsidiary" means, with respect to any Person, any corporation, partnership, or other business entity of which, in the case of a corporation, more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency), or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries, or by one or more of such Person's other Subsidiaries.

TRUSTEE:

                    The term "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" will mean or include each Person who is then a Trustee hereunder.

VICE PRESIDENT:

                    The term "Vice President," when used with respect to the Company, the Guarantor, or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                    (b) The words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture as originally executed. The words "herein", "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision. Certain terms used principally in Articles III, IV and VII are defined in those Articles. Terms in the singular include the plural and terms in the plural include the singular.

                           ARTICLE II. THE SECURITIES

SECTION 2.01.       DESIGNATION OF SECURITIES; PRINCIPAL AMOUNT; MATURITY

                    (a) The Securities are designated Senior Installment Notes. The Securities will be unsecured obligations of the Company and will rank PARI PASSU in right of payment with all other unsecured and unsubordinated indebtedness of the Company.

                    (b) The Company will issue the Securities in conjunction with its acquisition of all of the issued and outstanding Class A Multiple Voting Shares and Class B Subordinate Voting Shares (collectively, the "Shares") of Le Groupe Forex Inc. ("Forex") pursuant to the Company's offer to purchase the Shares and any subsequent acquisition transaction that the Company may elect to pursue (collectively, the "Acquisition"). Pursuant to the Acquisition, the shareholders of Forex will be entitled to elect to receive (i) cash, or (ii) a combination of cash and Securities. The Securities will be issued in an aggregate principal amount equal to the aggregate amount of consideration payable to holders of Shares in the form of Securities in connection with or by reason of the Acquisition.

                    (c) The principal of the Securities will be paid in equal installments (each a "Principal Installment") on September 30, 2000, September 30, 2001, September 30, 2002, and September 30, 2003 (each such date a "Maturity Date"); provided, in the case of any particular Security, that such date is later than the date of issuance of such Security. The principal of any Security issued on or after a particular Maturity Date will be paid in equal installments on the following Maturity Dates (or, in the case of any Security issued on or after September 30, 2002, will be paid in full on September 30, 2003). To receive payment of a Principal Installment, the Holder of a Security must surrender the same at the office or agency of the Company designated for such purpose pursuant to Section 4.02, whereupon the Company will execute, and the Trustee will authenticate and deliver to such Holder, without charge, a new Security or Securities of like tenor, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpaid principal of the Security so surrendered. From and after the applicable Maturity Date, no interest will accrue on the Principal Installment due on such Maturity Date. Payment of each Principal Installment of a Security will be made on the applicable Maturity Date or, if later, promptly after a Security is surrendered for such purpose as described above.

                    (d) The Company shall issue and deliver to the Trustee, and the Trustee shall authenticate, Securities substantially in the form set forth above, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02.       FORM OF SECURITIES AND TRUSTEE'S CERTIFICATE OF
                    AUTHENTICATION

                    (a) The Securities will be in substantially the form set forth in or otherwise contemplated by the recitals to this Indenture.

                    (b) The definitive Securities will be printed, lithographed, or engraved on steel engraved borders or may be produced in any other manner as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                    (c) The Trustee's certificate of authentication will be in substantially the form set forth in the recitals to this Indenture.

SECTION 2.03.       DATE AND DENOMINATIONS

                    Each Security will be issuable only in registered form without coupons and will be dated the date of its authentication. Prior to the first Maturity Date, the Securities will be issuable only in denominations of C$1,000 and integral multiples thereof. From and after the first, second and third Maturity Dates, the Securities will be issuable only in denominations of C$750, C$500 and C$250, respectively, and integral multiples thereof.

SECTION 2.04.       EXECUTION, AUTHENTICATION AND DELIVERY OF SECURITIES

                    (a) The Securities will be executed on behalf of the Company by the President, or any Vice President of the Company and attested by the Treasurer, the Secretary, any Assistant Treasurer, or any Assistant Secretary of the Company. The signature of any of these officers on the Securities may be manual or facsimile.

                    (b) Only such Securities bearing the Trustee's certificate of authentication, signed manually by the Trustee, will be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such execution of the certificate of authentication by the Trustee upon any Securities executed by the Company will be conclusive evidence that the Securities so authenticated have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.08, for all purposes of this Indenture such Security will be deemed never to have been authenticated and delivered hereunder and will never be entitled to the benefits of this Indenture.

                    (c) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company will bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                    (d) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee will authenticate and deliver such Securities in accordance with such Company Order.

SECTION 2.05.       REGISTRATION OF TRANSFER AND EXCHANGE

                    (a) The Company will cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                    (b) Upon surrender for registration of transfer of any Security at the office or agency designated pursuant to Section 4.02, the Company will execute, and the Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and tenor.

                    (c) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company will execute, and the Trustee will authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                    (d) Every Security presented or surrendered for registration of transfer or exchange will (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. No service charge will be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.06 or 8.05 not involving any transfer.

                    (e) All Securities issued upon any registration of transfer or exchange of Securities will be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

SECTION 2.06.       TEMPORARY SECURITIES

                    Pending the preparation of definitive Securities, the Company may execute and register, and upon Company Order the Trustee will authenticate and deliver, temporary Securities (printed, lithographed, or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions, and variations as may be appropriate for temporary Securities, all as may be determined by the officers of the Company executing such Securities as evidenced by their execution of such Securities; PROVIDED, HOWEVER, that the Company will use reasonable efforts to have definitive Securities available at the times of any issuance of Securities under this Indenture. Every temporary Security will be executed and registered by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. The Company will execute and register and furnish definitive Securities as soon as practicable and thereupon any or all temporary Securities may be surrendered in exchange therefor at the office or agency of the Company designated for such purpose pursuant to Section 4.02, and the Trustee will authenticate and deliver in exchange for such temporary Securities one or more definitive Securities of any authorized denominations, and of a like aggregate principal amount and tenor. Such exchange will be made by the Company at its own expense and without any charge to the Holder therefor. Until so exchanged, the temporary Securities authenticated and delivered hereunder will be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

SECTION 2.07.       MUTILATED, DESTROYED, LOST, AND STOLEN SECURITIES

                    (a) If any mutilated Security is surrendered to the Trustee, the Company will execute and the Trustee will authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                    (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss, or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company will execute and the Trustee will authenticate and deliver, in lieu of any such destroyed, lost, or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                    (c) In case any such mutilated, destroyed, lost, or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                    (d) Upon the issuance of any new Security under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    (e) Every new Security issued pursuant to this Section 2.07 in exchange for any mutilated Security or in lieu of any destroyed, lost, or stolen Security will constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost, or stolen Security shall be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                    (f) The provisions of this Section 2.07 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities.

SECTION 2.08.       CANCELLATION OF SURRENDERED SECURITIES

                    All Securities surrendered for payment, redemption, registration of transfer or exchange will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and will be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered will be promptly canceled by the Trustee. No Securities will be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.08, except as expressly permitted by this Indenture. The Trustee shall destroy all canceled Securities held by the Trustee and shall send a certificate of such destruction to the Company.

SECTION 2.09.       PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

                    (a) The Securities shall bear interest during each Interest Period at a rate per annum determined by the Company to be equal to the Canadian LIBOR Rate plus the Margin, which determination will be final and binding. The Company will notify the Trustee of the interest rate with respect to each Interest Period no later than the first Business Day of such Interest Period. The Securities will bear interest from September 9, 1999 (except that Securities issued pursuant to Sections 2.01(c), 2.05 or 2.07 of this Indenture will bear interest from the most recent Interest Payment Date to which interest on the debt evidenced thereby has been paid or duly provided for and any Securities issued upon the conversion of any 8% convertible subordinated debentures issued by Forex under the Agency Indenture made as of March 12, 1997 between Forex, Levesque Beaubien Geoffrion, Inc. and Laurentian Trust of Canada Inc. will bear interest from the date of such conversion) until the principal thereof is paid or made available for payment. Such interest shall be payable quarterly on September 30, December 31, March 31 and June 30 of each year, commencing December 31, 1999.

                    (b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date.

                    (c) Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the relevant regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company together with interest thereon (to the extent permitted by law) at the rate of interest applicable to such Security, at its election in each case, as provided in clause (i) or (ii) below:

                           (i) The Company may elect to make payment of any Defaulted Interest (and interest thereon, if any) to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special

         Record Date for the payment of such Defaulted Interest, which will be fixed in the following manner. The Company will notify the Trustee in writing of the amount of Defaulted Interest (and interest thereon, if any) proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company will deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest (and interest thereon, if any) or will make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest (and interest thereon, if any) as in this clause (i) provided. Thereupon the Trustee will fix a Special Record Date for the payment of such Defaulted Interest (and interest thereon, if any) which will be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee will promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, will cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears in the Security Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest (and interest thereon, if any) and the Special Record Date therefor having been so mailed, such Defaulted Interest will be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and will no longer be payable pursuant to the following clause (ii).

                           (ii) The Company may make payment of any Defaulted Interest (and interest thereon, if any) on the Securities in any other lawful manner if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

                    (d) Subject to the foregoing provisions of this Section 2.09, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security will carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                    (e) Payment of the Principal Installments and interest on the Securities shall be made at the office or agency of the Company maintained for the purpose in Montreal, Quebec, in such coin or currency of Canada as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of any Principal Installment or interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register.

SECTION 2.10.       PERSONS DEEMED OWNERS

                    Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 2.09) any interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee will be affected by notice to the contrary.

SECTION 2.11.       COMPUTATION OF INTEREST

                    Interest on the Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                 ARTICLE III. DEFEASANCE AND COVENANT DEFEASANCE

SECTION 3.01.       DEFEASANCE AND DISCHARGE

                    The Company and the Guarantor will be deemed to have been discharged from their respective obligations with respect to the Outstanding Securities as provided in this Section 3.01 on and after the date the conditions set forth in Section 3.03 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company will be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and the Company and the Guarantor will be deemed to have satisfied all of their respective other obligations under the Securities and this Indenture (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), subject to the following which will survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of the Securities to receive, solely from the trust fund described in Section 3.03 and as more fully set forth in Section 3.03, payments in respect of the principal of and interest on such Securities when payments are due, (b) the Company's obligations with respect to the Securities under Sections 2.05, 2.06, 2.07, 4.02, 4.03, and 8.06, (c) the rights, powers, trusts, duties, and immunities of the Trustee hereunder, and (d) this Article III.

SECTION 3.02.       COVENANT DEFEASANCE

                    The Company will be released from its obligations under Sections 4.04 through 4.07, inclusive, Section 9.01, and the occurrence of any event specified in Section 6.01(a)(iii) (with respect to any of Sections 4.04 through 4.07, inclusive and Section 9.01) will be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities as provided in this Section 3.02 on and after the date the conditions set forth in
Section 3.03 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and will have no liability in respect of any term, condition, or limitation set forth in any such specified Section (to the extent specified above in the case of Section 6.01(a)(iii)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or provision or by reason of any reference in any such Section or provision to any other provision herein or in any other document, but the remainder of this Indenture and the Securities will be unaffected thereby.

SECTION 3.03.       CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE

                    The following will be the conditions to application of either Section 3.01 or Section 3.02 to the Outstanding Securities:

                    (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the benefit of the Holders of the Outstanding Securities money in an amount sufficient to pay and discharge, and which will be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and interest on the Securities on the respective Stated Maturities. The determination of the sufficiency of the amount of money so deposited shall be determined with reference to the rate of interest borne by the Securities at the time of such deposit.

                    (b) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 6.01(a)(iv) and (v), at any time on or prior to the 90th calendar day after the date of such deposit (it being understood that this condition will not be deemed satisfied until after such 90th calendar day).

                    (c) Such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                    (d) The Company shall have delivered to the Trustee an Officer's Certificate of the Company and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 3.04.       DEPOSITED MONEY TO BE HELD IN TRUST; OTHER MISCELLANEOUS
                    PROVISIONS

                    (a) Subject to the provisions of Section 4.03(e), all money deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 3.04 and Section 3.05, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 3.03 in respect of the Securities will be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon in respect of principal and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                    (b) Notwithstanding anything in this Article III to the contrary, (i) the Trustee will from time to time upon request deliver or pay to the Company any money held by the Trustee as provided in Section 3.03 with respect to the Securities that is in excess of the amount of money that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities and (ii) the Company will from time to time upon request deposit or cause to be deposited with the Trustee as trust funds in trust for the benefit of the Holders of the Outstanding Securities such additional amounts of money as may be necessary to cause the amount of money held by the Trustee as provided in Section 3.03 with respect to the Securities to be at least equal to the amount of money that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities.

SECTION 3.05.       REINSTATEMENT

                    If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article III with respect to the Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's and the Guarantor's obligations under this Indenture and the Securities will be revived and reinstated as though no deposit had occurred pursuant to this Article III with respect to the Securities until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 3.04 with respect to the Securities in accordance with this
Article III; PROVIDED, HOWEVER, that if the Company makes any payment of principal of or interest on the Securities following the reinstatement of its obligations, the Company will be subrogated to the rights of the Holders of the Securities to receive such payment from the money so held in trust.

                 ARTICLE IV. PARTICULAR COVENANTS OF THE COMPANY

SECTION 4.01.       PAYMENT OF PRINCIPAL AND INTEREST ON SECURITIES

                    The Company, for the benefit of the Securities, will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 4.02.       MAINTENANCE OF OFFICE OR AGENCY

                    (a) The Company will maintain in Montreal, Quebec an office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices, and demands.

                    (b) The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission will in any manner relieve the Company of its obligation to maintain an office or agency in Montreal, Quebec for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.03.       MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST

                    (a) If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                    (b) Whenever the Company shall have one or more Paying Agents for the Securities, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust by such Paying Agent for payment in respect of the Securities, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                    (c) The Company will cause each Paying Agent for the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 4.03, that such Paying Agent will, during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

                    (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

                    (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Company upon a Company Request (or, if then held by the Company, will be discharged from such trust); and the Holder of such Security will thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease.

SECTION 4.04.       PAYMENT OF TAXES AND OTHER CLAIMS

                    The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments, and governmental charges levied or imposed upon the Company or any Subsidiary of the Company or upon the income, profits, or property of the Company or any Subsidiary of the Company, and (b) all lawful claims for labor, materials, and supplies, in each case which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary of the Company and might have a Material Adverse Effect; PROVIDED, HOWEVER, that the Company will not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, or claim the amount, applicability, or validity of which is being contested in good faith by appropriate proceedings.

SECTION 4.05.       MAINTENANCE OF PROPERTIES

                    The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair, and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments, and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 4.05 will prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary of the Company and will not result in a Material Adverse Effect.

SECTION 4.06.       EXISTENCE

                    Subject to Article IX, the Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory), and franchises; PROVIDED, HOWEVER, that no Subsidiary of the Company will be required to preserve its existence, and neither the Company nor any Subsidiary of the Company will be required to preserve any such right or franchise, if the Board of Directors determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof will not result in a Material Adverse Effect.

SECTION 4.07.       COMPLIANCE WITH LAWS

                    The Company will, and will cause each of its Subsidiaries to, comply with all applicable federal, state, local, or foreign laws, rules, regulations, or ordinances, including without limitation such laws, rules, regulations, or ordinances relating to pension, environmental, employee, and tax matters, in each case to the extent that the failure so to comply would have a Material Adverse Effect.

SECTION 4.08.       STATEMENT BY OFFICERS AS TO DEFAULT

                    The Company will deliver to the Trustee, within 120 calendar days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate of the Company stating whether or not to the knowledge of such person after due inquiry the Company is in default in the performance and observance of any of the terms, provisions, and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company is in default, specifying all such defaults and the nature and status thereof of which such person may have such knowledge.

SECTION 4.09.       WAIVER OF CERTAIN COVENANTS

                    The Company may omit in any particular instance to comply with any term, provision, or condition set forth in Sections 4.04 through 4.07, inclusive, with respect to the Securities if the Holders of a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition, but no such waiver will extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision, or condition will remain in full force and effect.

               ARTICLE V. SECURITIES HOLDERS' LISTS AND REPORTS BY
                           THE COMPANY AND THE TRUSTEE

SECTION 5.01.       COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                    HOLDERS

                    The Company will furnish or cause to be furnished to the Trustee (a) semi-annually, not more than 15 calendar days after the applicable Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities as of such Regular Record Date and (b) at such other times as the Trustee may request in writing, within 30 calendar days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 calendar days prior to the time such list is furnished; EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 5.02.       PRESERVATION OF INFORMATION

                    The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 5.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 5.01 upon receipt of a new list so furnished.

                               ARTICLE VI. DEFAULT

SECTION 6.01.       EVENT OF DEFAULT

                    (a) "Event of Default," wherever used herein with respect to the Securities, means any one of the following events (whatever the reason for such Event of Default and whether it may be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body):

                           (i) default in the payment of any interest on the Securities when it becomes due and payable, and continuance of such default for a period of 30 calendar days;

                           (ii) default in the payment of the principal of the Securities when it becomes due and payable;

                           (iii) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty, a default in the performance or breach of which is elsewhere in this Section 6.01 specifically dealt with), and continuance of such default or breach for a period of 60 calendar days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                           (iv) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or provincial bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or provincial law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive calendar days; or

                           (v) the commencement by the Company of a voluntary case or proceeding under any applicable federal or provincial bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or provincial bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Company under any applicable federal or provincial bankruptcy, insolvency, reorganization, or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property pursuant to any such law, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

                    (b) If an Event of Default (other than an Event of Default arising under Section 6.01(a)(iv) or (v)) with respect to Securities Outstanding occurs and is continuing, then in every case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) will become immediately due and payable. If an Event of Default under Section 6.01(a)(iv) or (v) occurs, then the principal of, and accrued interest on, the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                    (c) At any time after such a declaration of acceleration with respect to the Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article VI provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (i) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on the Securities, (B) the principal of any Securities which has become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in the Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in the Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel and (ii) all Events of Default with respect to the Securities, other than the non-payment of the principal of the Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.01(d). No such rescission will affect any subsequent default or impair any right consequent thereon.

                    (d) The Holders of a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (i) in the payment of the principal of or interest on the Securities or (ii) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security. Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture, but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

SECTION 6.02.       COVENANT OF COMPANY TO PAY TO TRUSTEE WHOLE AMOUNT
                    DUE ON SECURITIES ON DEFAULT IN PAYMENT OF INTEREST OR PRINCIPAL; SUITS FOR ENFORCEMENT BY TRUSTEE

                    (a) The Company covenants that if (i) default is made in the payment of any interest on the Securities when such interest becomes due and payable and such default continues for a period of 30 calendar days or (ii) default is made in the payment of the principal of the Securities when it becomes due and payable, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities, the whole amount then due and payable on the Securities for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate or rates prescribed therefor in the Securities, and, in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel. If the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property of the Company, wherever situated, the moneys adjudged or decreed to be payable.

                    (b) If an Event of Default with respect to the Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                    (c) In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property, or its creditors, the Trustee will be entitled and empowered, by intervention in such proceeding or otherwise, to seek to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee will be authorized to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under
Section 7.06.

                    (d) No provision of this Indenture will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                    (e) All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 6.03.       APPLICATION OF MONEY COLLECTED BY TRUSTEE

                    Any money collected by the Trustee pursuant to this Article VI will be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST:  To the payment of all amounts due the Trustee under
                            Section 7.06;

                    SECOND: To the payment of the amounts then due and unpaid
                            for principal of and interest on the Securities ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

                    THIRD: To the Company, its successors or assigns, or to such other Person that may be lawfully entitled to receive the same.

SECTION 6.04.       LIMITATION ON SUITS BY HOLDERS OF SECURITIES

                    No Holder of any Security will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder, (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses, and liabilities to be incurred in compliance with such request, (d) the Trustee for 60 calendar days after its receipt of such notice, request, and offer of indemnity has failed to institute any such proceeding, and (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities, it being understood and intended that no one or more of such Holders will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 6.05. RIGHTS AND REMEDIES CUMULATIVE; DELAY OR OMISSION IN EXERCISE OF RIGHTS NOT A WAIVER OF EVENT OF DEFAULT

                    (a) Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities in the last paragraph of Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    (b) No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 6.06. RIGHTS OF HOLDERS OF MAJORITY IN PRINCIPAL AMOUNT OF OUTSTANDING SECURITIES TO DIRECT TRUSTEE

                    The Holders of a majority in principal amount of the Outstanding Securities will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, PROVIDED that (a) such direction will not be in conflict with any rule of law or with this Indenture and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.07. REQUIREMENT OF AN UNDERTAKING TO PAY COSTS IN CERTAIN SUITS UNDER THE INDENTURE OR AGAINST THE TRUSTEE

                    In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided by applicable law; PROVIDED, HOWEVER, this Section 6.07 will not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or by the Trustee.

SECTION 6.08.       NOTICE OF DEFAULTS

                    If a Default occurs hereunder with respect to the Securities, the Trustee will give the Holders of the Securities notice of such Default within 90 days after the occurrence thereof in the manner provided in
Section 12.03; PROVIDED, HOWEVER, that in the case of any Default of the character specified in Section 6.01(a)(iii) with respect to the Securities no such notice to Holders will be given until at least 30 calendar days after the occurrence thereof. The Company will give the Trustee notice of any uncured Event of Default within 10 days after any Responsible Officer of the Company becomes aware of or receives actual notice of such Event of Default.

SECTION 6.09.       UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND
                    INTEREST

                    Notwithstanding any other provision in this Indenture, the Holder of any Security will have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 2.09) interest on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of such Holder.

SECTION 6.10.       RESTORATION OF RIGHTS AND REMEDIES

                    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee, and the Holders will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders will continue as though no such proceeding had been instituted.

SECTION 6.11.       TRUSTEE MAY FILE PROOFS OF CLAIMS

                    The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceeding relative to the Company or the Subsidiaries (or any other obligor upon the Securities), their creditors or their property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claim and to distribute the same, and any custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                       ARTICLE VII. CONCERNING THE TRUSTEE

SECTION 7.01.       CERTAIN DUTIES AND RESPONSIBILITIES

                    The duties and responsibilities of the Trustee will be as provided in this Indenture. Notwithstanding the foregoing, no provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee will be subject to the provisions of this Section 7.01.

SECTION 7.02.       CERTAIN RIGHTS OF TRUSTEE

                    Subject to the provisions of Section 7.01: (a) the Trustee may conclusively rely and will be protected in acting or refraining from acting upon, whether in its original or facsimile form, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; (b) any request or direction of the Company mentioned herein will be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board will be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate; (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon; (e) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture, at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred by it in compliance with such request or direction; (f) the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it will be entitled to examine the books, records, and premises of the Company, personally or by agent or attorney, at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

(h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 7.03.       NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES

                    The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent will not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 7.04.       MAY HOLD SECURITIES

                    The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to
Section 7.07, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, or such other agent.

SECTION 7.05.       MONEY HELD IN TRUST

                    Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 7.06.       COMPENSATION AND REIMBURSEMENT

                    The Company and the Guarantor, jointly and severally, agree
(a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation will not be limited to any provision of law in regard to the compensation of a trustee of an express trust); (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with provision of this Indenture (including the reasonable compensation and the expenses and disbursements of agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith; and (c) indemnify each of the Trustee and any predecessor Trustee for, and hold the Trustee harmless against, any and all loss, liability, claim, or expense incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                    When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(a)(iv) or Section 6.01(a)(v), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or provincial bankruptcy, insolvency or other similar law.

SECTION 7.07.       DISQUALIFICATION; CONFLICTING INTERESTS

                    If the Trustee has or acquires a material conflict of interest with respect to its duties hereunder, the Trustee will, within 90 days of ascertaining that it has such a material conflict of interest, either eliminate such interest or resign in the manner provided by this Indenture.

SECTION 7.08.       CORPORATE TRUSTEE REQUIRED ELIGIBILITY

                    There will at all times be one or more Trustees hereunder with respect to the Securities, at least one of which will be a Person that is a corporation authorized to carry on the business of a trust company in the Province of Quebec and has a combined capital and surplus of at least C$100,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining provincial or federal authority, then for the purposes of this Section 7.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, it will resign immediately in the manner and with the effect hereinafter specified in this Article VII.

SECTION 7.09.       RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VII will become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.10.

                    (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 7.10 shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Company petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

                    (c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                    (d) If, at any time, (i) the Trustee fails to comply with
Section 7.07 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a

Security for at least six months, (ii) the Trustee ceases to be eligible under
Section 7.08 and fails to resign after written request therefor by the Company or by any such Holder, or (iii) the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to the Securities or (B) subject to Section 6.07, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                    (e) If the Trustee resigns, is removed, or becomes incapable of acting, or if a vacancy occurs in the office of Trustee for any cause, with respect to the Securities, the Company by a Board Resolution will promptly appoint a successor Trustee or Trustees with respect to the Securities (it being understood that at any time there will be only one Trustee with respect to the Securities) and will comply with the applicable requirements of Section 7.10. If, within one year after such resignation, removal, or incapability or the occurrence of such vacancy, a successor Trustee with respect to the Securities is appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.10, become the successor Trustee with respect to the Securities and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

                    (f) The Company will give notice of each resignation and each removal of the Trustee with respect to the Securities and each appointment of a successor Trustee with respect to the Securities to all holders of the Securities in the manner provided in Section 12.03. Each notice will include the name of the successor Trustee with respect to the Securities and the address of its Corporate Trust Office.

SECTION 7.10.       ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

                    (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities, every such successor Trustee so appointed will execute, acknowledge, and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee will become effective and such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee, but, on the request of the Company or the successor Trustee, such retiring Trustee will, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and duties of the retiring Trustee and will duly assign, transfer, and deliver to such Trustee all property and money held by such retiring Trustee hereunder.

                    (b) Upon request of any such successor Trustee, the Company will execute any and all instruments reasonably required to more fully and certainly vest in and confirm to such successor Trustee all applicable rights, powers, and trusts referred to in the preceding paragraphs of this Section 7.10.

                    (c) No successor Trustee will accept its appointment unless at the time of such acceptance such successor Trustee is qualified and eligible under this Article VII.

SECTION 7.11.       MERGER, CONVERSION, CONSOLIDATION, OR SUCCESSION TO
                    BUSINESS

                    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee may be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, will be the successor of the Trustee hereunder, provided such corporation is otherwise qualified and eligible under this Article VII, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 7.12.       APPOINTMENT OF AUTHENTICATING AGENT

                    (a) The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities which will be authorized to act on behalf of the Trustee to authenticate the Securities issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.07, and the Securities so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of Canada or any province thereof authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than C$50,000,000 and subject to supervision or examination by federal or provincial authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.12, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.12, such Authenticating Agent will resign immediately in the manner and with the effect specified in this
Section 7.12.

                    (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which such Authenticating Agent may be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation is otherwise eligible under this Section 7.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                    (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions this Section 7.12, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and will mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section 7.12.

                    (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 7.12.

                    (e) If an appointment with respect to the Securities is made pursuant to this Section 7.12, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative form of certificate of authentication in the following form:

                           This is one of the Securities designated therein referred to in the within-mentioned Indenture.


                                     ______________, as Trustee



Dated:                               By:
      --------------------                ------------------------------
                                          As Authenticating Agent



                                     By:
                                          ------------------------------
                                          Authorized Signatory

SECTION 7.13.       TRUSTEE'S APPLICATION FOR INSTRUCTION FROM THE COMPANY

                    Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action is proposed to be taken or such omission is proposed to be effective. In the case of any proposed action or omission expressly authorized by this Indenture, the Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application by telecopy, e-mail, or otherwise (provided that such receipt shall have been confirmed by the Trustee), unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

            ARTICLE VIII. SUPPLEMENTAL INDENTURES AND CERTAIN ACTIONS

SECTION 8.01. PURPOSES FOR WHICH SUPPLEMENTAL INDENTURES MAY BE ENTERED INTO WITHOUT CONSENT OF HOLDERS

                    Without the consent of or notice to any Holders, the Company, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (a) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company herein and in the Securities, all to the extent otherwise permitted hereunder;

                    (b) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company or the Guarantor;

                    (c) to add any additional Events of Default;

                    (d) to add to or change any of the provisions of this Indenture to such extent as may be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

                    (e) to add to, change, or eliminate any of the provisions of this Indenture in respect of the Securities, PROVIDED that any such addition, change, or elimination (i) will not modify the rights of the Holders with respect to such provision or (ii) will become effective only when there is no Security Outstanding;

                    (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.10; or

                    (g) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this clause (h) will not adversely affect the interests of the Holders of the Securities in any material respect.

SECTION 8.02. MODIFICATION OF INDENTURE WITH CONSENT OF HOLDERS OF AT LEAST A MAJORITY IN PRINCIPAL AMOUNT OF OUTSTANDING SECURITIES

                    (a) With the consent of the Holders of a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Guarantor, and the Trustee, the Company, the Guarantor, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture will, without the consent of the Holder of each Outstanding Security:

                    (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, the Securities, or reduce the principal amount thereof or the rate of interest thereon, or change any place of payment where, or the coin or currency in which the principal of or interest on the Securities is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof;

                    (ii) reduce the percentage in principal amount of the Outstanding Securities, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                    (iii) modify any of the provisions of this Section 8.02,
         Section 6.01(d) or Section 4.09, except to increase the percentage in principal amount of Holders required under any such Section or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security, PROVIDED, HOWEVER, that this clause (iii) will not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 8.02 and Section 4.09, or the deletion of this proviso, in accordance with the requirements of Sections 7.10 and 8.01(g).

                    (b) It will not be necessary for any Act of Holders under this Section 8.02 to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act approves the substance thereof.

SECTION 8.03.       EXECUTION OF SUPPLEMENTAL INDENTURES

                    In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article VIII or the modifications thereby of the trusts created by this Indenture, the Trustee will be entitled to receive, and (subject to Section 7.01) will be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but will not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

SECTION 8.04.       EFFECT OF SUPPLEMENTAL INDENTURES

                    Upon the execution of any supplemental indenture under this
Article VIII, this Indenture will be modified in accordance therewith, and such supplemental indenture will form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder will be bound thereby.

SECTION 8.05.       REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES

                    Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article VIII may, and will if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for the Outstanding Securities.

              ARTICLE IX. CONSOLIDATION, MERGER, SALE, OR TRANSFER

SECTION 9.01. CONSOLIDATIONS AND MERGERS OF COMPANY AND SALES PERMITTED ONLY ON CERTAIN TERMS

                    (a) The Company shall not consolidate with or merge with or into any other Person, or transfer (by lease, assignment, sale, or otherwise) all or substantially all of its properties and assets to another Person unless
(i) either (A) the Company shall be the continuing or surviving Person in such a consolidation or merger or (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are transferred (the Company or such other Person being referred to as the "Surviving Person") shall be a corporation organized and validly existing under the laws of Canada or any province thereof, and shall expressly assume, by an indenture supplemental hereto, all of the obligations of the Company under the Securities and the Indenture, (ii) immediately after the transaction no Default will exist, and (iii) an Officer's Certificate of the Company has been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (i) and (ii) have been satisfied and an Opinion of Counsel (from a counsel who shall not be an employee of the Company) has been delivered to the Trustee to the effect that the conditions set forth in the preceding clause (i) have been satisfied.

                    (b) The Surviving Person will succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter the predecessor corporation will be relieved of all obligations and covenants under this Indenture and the Securities.

               ARTICLE X. SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 10.01.      SATISFACTION AND DISCHARGE OF INDENTURE

                    This Indenture will upon a Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, will execute proper instruments acknowledging satisfaction and discharge of this Indenture, when: (a) either (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost, or stolen and which have been replaced or paid as provided in Section 2.07 and (B) Securities for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.03) have been delivered to the Trustee for cancellation or
(ii) all such Securities not theretofore delivered to the Trustee for cancellation (A) have become due and payable or (B) will become due and payable at their Stated Maturity within one year, and the Company, in the case of clause
(A) or (B) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity; (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (c) the Company has delivered to the Trustee an Officer's Certificate of the Company and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06, the obligations of the Trustee to any Authenticating Agent under Section 7.12, and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section 10.01, the obligations of the Trustee under Sections 4.03(e) and 10.02, will survive.

SECTION 10.02.      APPLICATION OF TRUST MONEY

                    Subject to provisions of Section 4.03(e), all money deposited with the Trustee pursuant to Section 10.01 will be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for the payment of which such money has been deposited with the Trustee; and such money shall be segregated from other funds to the extent required by law.

                              ARTICLE XI. GUARANTEE

SECTION 11.01.      GUARANTEE

                    The Guarantor hereby unconditionally guarantees, to the extent permitted by law, to each Holder of a Security executed by the Company and authenticated by the Trustee and delivered as provided in this Indenture, and to the Trustee on behalf of such Holder, that: (a) the principal of and interest on the Securities will be promptly paid in full when due, whether at Maturity, by acceleration, or otherwise, and interest on the overdue principal of and interest on the Securities, if any, will be promptly paid in full in accordance with the terms thereof and hereof and (b) in case of any extension of time of payment or renewal of any Securities, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at Maturity, by acceleration, or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, the Guarantor will be obligated to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of any waiver or consent by any Holder of the Securities with respect to any provisions of this Indenture or the Securities. The foregoing Guarantee shall rank PARI PASSU in right of payment with all other unsecured and unsubordinated indebtedness of the Guarantor.

                    The Guarantor shall be subrogated to all rights of each Holder of the Securities against the Company in respect of any amounts paid to the Holders by the Guarantor pursuant to the provisions of the Guarantee; provided that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest (including additional amounts, if any) on all the Securities shall have been paid in full.

SECTION 11.02.      EXECUTION AND DELIVERY OF GUARANTEE

                    To evidence its Guarantee set forth in Section 11.01 hereof, the Guarantor hereby agrees that a notation of such Guarantee substantially in the form set forth in the Form of Security in the Recitals hereto shall be endorsed (manually or by facsimile) by an officer of the Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantor by its Chairman, Vice Chairman, President, Chief Executive Officer or one of its Vice Presidents and attested to by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

                    If an officer whose signature is on this Indenture or on the Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid, binding and enforceable nevertheless.

                    The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the


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



Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section
11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

SECTION 11.03. CONSOLIDATIONS AND MERGERS OF GUARANTOR AND SALES PERMITTED ONLY ON CERTAIN TERMS

                    (a) The Guarantor shall not consolidate with or merge with or into any other Person, or transfer (by lease, assignment, sale, or otherwise) all or substantially all of its properties and assets to another Person unless
(i) either (A) the Guarantor shall be the continuing or surviving Person in such a consolidation or merger or (B) the Person (if other than the Guarantor) formed by such consolidation or into which the Guarantor is merged or to which all or substantially all of the properties and assets of the Guarantor are transferred (the Guarantor or such other Person being referred to as the "Guarantor Surviving Person") shall be a corporation organized and validly existing under the laws of the United States, any state thereof, or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, all of the obligations of the Guarantor under the Securities and this Indenture, (ii) immediately after the transaction, no Default will exist, and (iii) an Officer's Certificate has been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (i) and (ii) have been satisfied and an Opinion of Counsel (from a counsel who shall not be an employee of the Guarantor) has been delivered to the Trustee to the effect that the conditions set forth in the preceding clause (i) have been satisfied.

                    (b) The Guarantor Surviving Person will succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a party hereto, and thereafter the predecessor corporation will be relieved of all obligations and covenants under this Indenture and the Securities.

                      ARTICLE XII. MISCELLANEOUS PROVISIONS

SECTION 12.01.      SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE

                    All the covenants, stipulations, promises, and agreements in this Indenture contained by or on behalf of the Company will bind its successors and assigns, whether so expressed or not.

SECTION 12.02.      SERVICE OF REQUIRED NOTICE TO TRUSTEE AND COMPANY

                    Any request, demand, authorization, direction, notice, consent, waiver, Act of Holders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with (a) the Trustee by any Holder, by the Company, or by the Guarantor will be sufficient for every purpose hereunder if made, given, furnished, or filed in writing to or with the Trustee at its Corporate Trust Office, (b) the Company by any Holder, by the Trustee, or by the Guarantor will be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it care of Louisiana-Pacific Corporation, 111 S.W. Fifth Avenue, Portland, Oregon


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



97204 (marked for the attention of both the Chief Financial Officer and the General Counsel) or at any other address previously furnished in writing to the Trustee by the Company, (c) the Guarantor by any Holder, by the Trustee, or by the Company will be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor addressed to it at 111 S.W. Fifth Avenue, Portland, Oregon 97204 (marked for the attention of both the Chief Financial Officer and the General Counsel) or at any other address previously furnished in writing to the Trustee by the Guarantor.

SECTION 12.03.      SERVICE OF REQUIRED NOTICE TO HOLDERS; WAIVER

                    Where this Indenture provides for notice to Holders of any event, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Holders will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as may be made with the approval of the Trustee will constitute a sufficient notification for every purpose hereunder.

SECTION 12.04. INDENTURE AND SECURITIES TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

                    This Indenture and the Securities will be deemed to be a contract made under the laws of the State of New York, and for all purposes will be construed in accordance with the laws of said State without giving effect to principles of conflict of laws of such State.

SECTION 12.05.      COMPLIANCE CERTIFICATES AND OPINIONS

                    Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Company or the Guarantor, as applicable, will furnish to the Trustee such certificates and opinions as may be required by this Indenture. Each such certificate or opinion will be given in the form of an Officer's Certificate, if to be given by an officer of the Company or the Guarantor, as applicable, or an Opinion of Counsel, if to be given by counsel, and will comply with any other requirements set forth in this Indenture.



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



SECTION 12.06.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE

                    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 12.07.      PAYMENTS DUE ON NON-BUSINESS DAYS

                    In any case where any Interest Payment Date or Maturity Date shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day, without additional interest, with the same force and effect as if made on the applicable Interest Payment Date or Maturity Date, as the case may be.

SECTION 12.08.      INVALIDITY OF PARTICULAR PROVISIONS

                    In case any one or more of the provisions contained in this Indenture or in the Securities is for any reason held to be invalid, illegal, or unenforceable in any respect, such validity, illegality, or enforceability will not affect any other provision of this Indenture or of the Securities, but this Indenture and such Securities will be construed as if such invalid, illegal, or unenforceable provision had never been contained herein or therein.

SECTION 12.09.      INDENTURE MAY BE EXECUTED IN COUNTERPARTS

                    This instrument may be executed in any number of counterparts, each of which will be an original, but such counterparts will together constitute but one and the same instrument.

SECTION 12.10.      ACTS OF HOLDERS; RECORD DATES

                    (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee, the Company or the Guarantor, if made in the manner provided in this Section 12.10.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                    (c) The ownership of Securities will be proved by the Security Register.

                    (d) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the Holder of any Security will bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof in respect of anything done, omitted, or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                    (e) The Company may set any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Indenture to be given or taken by the Holders. With regard to any record date set pursuant to this paragraph, the Holders on such record date (or their duly appointed agents), and only such Persons, will be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder will be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph will prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which such expiration date relates, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Nothing in this
Section 12.10(e) will be construed to render ineffective any action taken at any time by the Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities on the date such action is so taken. Notwithstanding the foregoing, the Company will not set a record date for, and the provisions of this Section 12.10(e) will not apply with respect to, any notice, declaration, or direction referred to in the next paragraph.

                    (f) Upon receipt by the Trustee from any Holder of Securities of (a) any notice of default or breach referred to in Section 6.01(a)(iii) with respect to the Securities, if such default or breach has occurred and is continuing and the Trustee shall not have given such notice to the Company, (b) any declaration of acceleration referred to in Section 6.01(b), if an Event of Default with respect to the Securities has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (c) any direction referred to in Section 6.06 with respect to the Securities, if the Trustee shall not have taken the action specified in such direction, then a record date will automatically and without any action by the Company or the Trustee be set for determining the Holders of the Outstanding Securities entitled to join in such notice, declaration, or direction, which record date will be the close of business on the tenth calendar day following the day on which the Trustee receives such notice, declaration, or direction. Promptly after such receipt by the Trustee, and in any case not later than the fifth calendar day thereafter, the Trustee will notify the Company and the Holders of the Outstanding Securities of any such record date so fixed. The Holders of the Outstanding Securities on such record date (or their duly appointed agents), and only such Persons, will be entitled to join in such notice, declaration, or direction, whether or not such Holders remain Holders after such record date; PROVIDED that, unless such notice, declaration, or direction shall have become effective by virtue of Holders of the requisite principal amount of the Outstanding Securities on such record date (or their duly appointed agents) having joined therein on or prior to the 90th calendar day after such record date, such notice, declaration, or direction will automatically and without any action by any Person be canceled and of no further effect. Nothing in this Section 12.10(f) will be construed to prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration, or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration, or direction to which such record date relates, in which event a new record date in respect thereof will be set pursuant to this Section 12.10(f). Nothing in this Section 12.10(f) will be construed to render ineffective any notice, declaration, or direction of the type referred to in this Section 12.10(f) given at any time to the Trustee and the Company by Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities on the date such notice, declaration, or direction is so given.

                    (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 12.11.      EFFECT OF HEADINGS AND TABLE OF CONTENTS

                    The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.



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SECTION 12.12.      BENEFITS OF INDENTURE

                    Nothing in this Indenture or in the Securities, express or implied, will give to any Person, other than the parties hereto and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy, or claim under this Indenture.

SECTION 12.13.      LANGUAGE

                    The parties hereto have specifically requested that this Indenture and all documents and notices related thereto be drafted in the English language. LES PARTIES AUX PRESENTES ONT EXPRESSEMENT DEMANDE QUE CETTE CONVENTION AINSI QUE TOUS LES DOCUMENTS ET AVIS QUI S'Y RATTACHENT ET QUI EN DECOULENT SOIENT REDIGES DANS LA LANGUE ANGLAISE.

                              --------------------


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



                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Seal]                               LOUISIANA-PACIFIC ACQUISITION INC.



                                     By: /s/ Curtis M. Stevens
                                        ---------------------------------
                                        Name:  Curtis M. Stevens
                                        Title: Vice President Finance

Attest:

/s/ Gary C. Wilkerson
-------------------------------
Name:  Gary C. Wilkerson
Title: Secretary



[Seal]                               LOUISIANA-PACIFIC CORPORATION



                                     By: /s/ Curtis M. Stevens
                                        ---------------------------------
                                        Name:  Curtis M. Stevens
                                        Title: Vice President, Treasurer
                                               and Chief Financial Officer


Attest:

/s/ Gary C. Wilkerson
-------------------------------
Name:  Gary C. Wilkerson
Title: Vice President

[Seal]                               LAURENTIAN TRUST OF CANADA INC.



                                     By: /s/ Richard Guay
                                        --------------------------------
                                        Name:  Richard Guay
                                        Title: General Manager


Attest:

/s/ Jean Lessard
-------------------------------
Name:  Jean Lessard
Title: Control Officer


                                       51